UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 February 3, 2004
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 7.  Financial Statements, Proforma Financial Information and Exhibits
          a.    Financial Statements of Businesses Acquired






                           BRE/MAAC ASSOCIATES, L.L.C.

                       Historical Summary of Gross Income
                          and Direct Operating Expenses


                  Years ended December 31, 2002, 2001, and 2000

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
Mid-America Apartment Communities, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the BRE/MAAC Associates, L.L.C., as described in note 1 for each of the years in the three-year period ended December 31, 2002. This Historical Summary is the responsibility of the Company's management. Our responsibility is to express an opinion on this Historical Summary for BRE/MAAC Associates, L.L.C., (Acquired Entity) based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summary for the Acquired Entity was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1 and is not intended to be a complete presentation of the Acquired Entity's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 1 to the Historical Summary for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.








Memphis, Tennessee
January 12, 2004

                           BRE/MAAC ASSOCIATES, L.L.C.
        Historical Summary of Gross Income and Direct Operating Expenses
                  Years ended December 31, 2002, 2001, and 2000
                                                                    2002                  2001                  2000
                                                              ------------------    ------------------    ------------------
Gross income                                               $      19,367,193       $   18,969,755          $  18,536,782
                                                              ------------------    ------------------    ------------------
Direct operating expenses:
     Operating expenses                                            4,724,230            3,914,145              3,841,115
     Real estate taxes                                             2,180,973            2,081,839              2,171,667
     Repairs and maintenance                                       1,662,469            1,704,206              1,662,947
                                                              ------------------    ------------------    ------------------
                                                                   8,567,672            7,700,190              7,675,729
                                                              ------------------    ------------------    ------------------
                 Gross income in excess of direct
                    operating expenses                     $      10,799,521       $   11,269,565          $  10,861,053
                                                              ==================    ==================    ==================
See  accompanying  notes to  Historical  Summary  of  Gross  Income  and  Direct
Operating Expenses for the Acquired Entity.

                           BRE/MAAC ASSOCIATES, L.L.C.

                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses
                  Years ended December 31, 2002, 2001, and 2000



(1)    Accounting Policies

       (a)    Description

               The accompanying financial statement includes the operations of BRE/MAAC Associates, L.L.C. (Acquired Entity), a Delaware limited liability company that was formed on March 31, 1999, as a joint venture between Blackstone Real Estate Acquisitions, L.L.C. (Blackstone) (66.67% ownership interest) and Mid-America Apartment Communities, L.P. (Mid-America) (33.33% ownership). Blackstone's ownership interest was acquired by Mid-America on August 25, 2003. The Acquired Entity owns and operates 10 apartment communities totaling 2,793 apartment units.

       (b)    Basis of Presentation

               The accompanying Historical Summary is not representative of the actual operations for the periods presented. Certain expenses have been excluded because Mid-America does not anticipate that they will be incurred in future operations of the property. Expenses excluded consist of depreciation and amortization, management fees and other costs not directly related to the future operations of the Acquired Entity. Operating expenses include payroll, utilities, advertising, and other general and administrative costs. Management is not aware of any material factors relating to this Acquired Entity that would cause this Historical Summary not to be indicative of future operating results as related to gross income and direct operating expenses.

       (c)    Income Recognition

               Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

(2) Pro Forma Taxable Operating Results and Funds Generated from Operations (Unaudited)

          The pro forma table reflects the taxable operating results and funds generated from operations of the Acquired Entity for the twelve months ended December 31, 2002 as adjusted for certain items which can be factually supported. This Historical Summary does not purport to forecast actual operating results for any period in the future.

                                                                                             2002
                                                                                       ------------------

Pro forma net operating income (exclusive of depreciation and amortization)         $       9,912,040
     Less estimated depreciation expense                                                    5,521,211
                                                                                       ------------------
                 Pro forma taxable operating income                                         4,390,829
     Add depreciation not requiring outlay of funds                                         5,521,211
                                                                                       ------------------
                 Pro forma funds generated from operations                          $       9,912,040
                                                                                       ==================

Depreciation for the buildings is estimated using a straight-line method over a 30-year life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  February 3, 2004      /s/Simon R.C. Wadsworth
                             Simon R.C. Wadsworth
                             Executive Vice Presidentand Chief Financial Officer
                             (Principal Financial and Accounting Officer)